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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 October 5, 2004
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                Date of Report (Date of earliest event reported)

                                 E.PIPHANY, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-27183                 77-0443392
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                  475 Concar Drive, San Mateo, California 94402
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          (Address of principal executive offices, including zip code)

                                 (650) 356-3800
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 5, 2004, E.piphany, Inc. issued a press release announcing preliminary results for its third quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. The attached exhibit is provided under
Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)    List of Exhibits:

         99.1   Press Release issued by E.piphany, Inc. dated October 5, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      E.PIPHANY, INC.

                                                      /s/ Kevin J. Yeaman
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                                                      Kevin J. Yeaman
                                                      Chief Financial Officer

Date:  October 5, 2004

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release issued by E.piphany, Inc. dated October 5, 2004